UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2022

Orbsat Corp

(Exact name of registrant as specified in its charter)

Nevada	001-40447	65-0783722
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18851 N.E. 29th Ave., Suite 700, Aventura, FL 33180

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 560-5355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	OSAT	The Nasdaq Stock Market LLC
Warrants	OSATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On December 31, 2021, after markets closed, a securities purchase agreement (the “Purchase Agreement”) was circulated to, and signatures were received from, certain institutional and accredited investors (the “Investors”) in connection with the sale in a private placement by Orbsat Corp (the “Company”) of 2,229,950 shares of the Company’s common stock, $0.0001 par value per share (the “Offering”). On January 2, 2022, the Company delivered to Investors a fully executed Purchase Agreement, which was dated December 31, 2021. The purchase price for the Company’s common stock sold in the Offering was $3.24 per share, the closing transaction price reported by Nasdaq on December 31, 2021.

The closing of the Offering occurred on January 5, 2021. The Company received gross proceeds from the sale of the Common Stock in the Offering of approximately $7.2 million. The Company intends to use the proceeds from the Offering for general corporate purposes, including potential acquisitions and joint ventures. Approximately 73% of funds raised in the Offering were secured from existing shareholders and from the following members of the Company’s senior management and Board of Directors:

Investor	Position held at Orbsat	Shares of Common Stock Purchased	Aggregate Purchase Price
Charles M. Fernandez	Executive Chairman and Chief Executive Officer	679,013.00	$2,200,002.12
David Phipps	Director and President of Orbsat. Chief Executive Officer of Global Operations	46,297.00	$150,002.28
Douglas Ellenoff Shares are deemed to be indirectly beneficially owned through Sabrina Allan, Mr. Ellenoff’s wife. Mr. Ellenoff has the power to vote and dispose of the shares.	Vice Chairman and Chief Business Development Strategist	46,297.00	$150,002.28
Louis Cusimano	Director	15,433.00	$50,002.92
Paul R. Thomson	Executive Vice President and Chief Financial Officer	15,433.00	$50,002.92

In connection with the Offering, the Company entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement to register for resale the shares of the Company’s common stock sold in the Offering.

The shares of common stock issued in the Offering have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and until so registered the securities may not be offered or sold absent registration or availability of an applicable exemption from registration.

The Purchase Agreement and Registration Rights Agreement contain customary representations, warranties, covenants and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of such agreements and in the context of the specific relationship between the parties thereto. The provisions of the Purchase Agreement and Registration Rights Agreement, including any representations and warranties contained therein, are not for the benefit of any party other than the parties thereto and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties thereto. Rather, investors and the public should look to other disclosures contained in our annual, quarterly and current reports we may file with the SEC.

The foregoing descriptions of the material terms of the Purchase Agreement and the Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The terms of the transaction disclosed above, including the provisions of the Purchase Agreement and Registration Rights Agreement, were approved by the Board of Directors; and because some of the securities were offered and sold to officers and directors of the Company, such terms were separately reviewed and approved by the Audit Committee.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Offering described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 3.02 in its entirety, the Company sold the shares of common stock to “accredited investors,” as that term is defined in the Securities Act, in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Investors represented that they acquired the common stock for their own respective accounts and not with a view to or for distributing or reselling such common stock. Accordingly, the shares of common stock acquired in the Offering have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy securities of the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement dated as of December 31, 2021, by and among Orbsat Corp and the Investors.
10.2	Form of Registration Rights Agreement dated as of December 31, 2021, by and among Orbsat Corp and the Investors (incorporated by reference to Exhibit A of Exhibit 10.1 to this Current Report on Form 8-K).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBSAT CORP

	By:	/s/ Charles M. Fernandez
	Name:	Charles M. Fernandez
January 5, 2022	Title:	Executive Chairman & Chief Executive Officer